SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 1, 2002



                               COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                        0-6983                  23-1709202
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(State or other                 (Commission file           (IRS employer
jurisdiction of                      number)               identification no.)
incorporation)



             1500 Market Street, Philadelphia, PA         19102-2148
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)




        Registrant's telephone number, including area code (215) 665-1700
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
Item 5.  OTHER EVENTS

         On May 1, 2002 Comcast Corporation issued a press release reporting the results of its operations for the three months ended March 31, 2002. The press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits

Exhibit 99.1     Comcast Corporation press release dated May 1, 2002.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 3, 2002                          COMCAST CORPORATION

                                             By: /s/ Lawrence J. Salva
                                                 ------------------------
                                                 Lawrence J. Salva
                                                 Senior Vice President
                                                 (Principal Accounting Officer)